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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                              March 29, 1999


                       COMMISSION FILE NUMBER 0-3085



                           WYMAN-GORDON COMPANY
    (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                    04-1992780
(State or other jurisdiction           (I.R.S. Employer
incorporation or organization)         Identification No.)



244 WORCESTER STREET, BOX 8001, NO. GRAFTON, MASSACHUSETTS 01536-8001
       (Address of principal executive offices and zip code)


Registrant's telephone number, including area code  508-839-4441

















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ITEM 5.   OTHER EVENTS

     On March 29, 1999, the Company announced that Edward J.
Davis resigned as the Company's Vice President, Chief Financial
Officer and Treasurer to pursue other business opportunities.

     Commenting on Davis' resignation, David P. Gruber, Chairman and Chief Executive Officer, stated, "We thank Ed for his efforts during the past year and wish him well in his future endeavors."

     Wyman-Gordon Company is a leading manufacturer of high quality, technologically advanced forgings, investment castings and composite structures for the commercial transportation, commercial power and defense industries. The Company employs approximately 4,200 and, in its most recent fiscal year ended May 31, 1998, its revenues were $752.9 million.








































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                                SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WYMAN-GORDON COMPANY




Date:    04/01/99             By:  /S/WALLACE F. WHITNEY, JR.
                                   Wallace F. Whitney, Jr.
                                   Vice President,
                                   General Counsel and Clerk






































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